UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2023

AlerisLife Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-16817	47-3516029
(Commission File No.)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street Suite 230 Newton, Massachusetts 02458
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (617) 796-8387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	ALR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by AlerisLife Inc., a Maryland corporation (the “Company”), on February 2, 2023, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ABP Acquisition 2 LLC (“Purchaser”), a Maryland limited liability company and a wholly-owned subsidiary of ABP Acquisition LLC (“ABP”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, on February 17, 2023, Purchaser commenced a tender offer (the “Offer”) to acquire all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.01 per share, of the Company (other than Shares held by ABP, Purchaser, any other direct or indirect wholly owned subsidiary of ABP or any person that owns, directly or indirectly, all of the outstanding equity interests of Purchaser) at a price of $1.31 per Share, net to the seller in cash, without interest, and subject to any applicable withholding of taxes (the “Offer Price”).

At one minute after 11:59 p.m., Eastern Time, on March 17, 2023, the Offer expired. Equiniti Trust Company, in its capacity as depository for the Offer (the “Depository”), advised Purchaser that, as of the expiration of the Offer, a total of 22,375,687 Shares were tendered and not validly withdrawn pursuant to the Offer, representing approximately 66.9% of the Shares outstanding as of the expiration of the Offer. In addition, the Depository advised Purchaser that Notices of Guaranteed Delivery have been delivered with respect to 368,756 additional Shares, representing approximately 1.1% of the Shares outstanding as of the expiration of the Offer. Each condition to the Offer was satisfied or waived, and Purchaser irrevocably accepted for payment all Shares that were validly tendered and not validly withdrawn.

On March 20, 2023, following consummation of the Offer, Purchaser merged with and into the Company (the “Merger”), with the Company as the surviving corporation (the “Surviving Corporation”). The Merger was completed pursuant to Section 3-106.1 of the Maryland General Corporation Law (the “MGCL”), with no meeting or vote of the Company’s stockholders required to consummate the Merger. At the effective time of the Merger (the “Effective Time”), each issued and outstanding Share (other than Shares held by ABP, Purchaser, or any other direct or indirect wholly owned subsidiary of ABP or Purchaser) was converted into the right to receive $1.31 in cash, without any interest thereon and subject to any withholding of taxes.

In addition, immediately prior to the Effective Time, each award of Shares then-outstanding and subject to vesting or forfeiture restrictions (each, a “Company Share Award”) became fully vested and non-forfeitable. At the Effective Time, each Share subject to a Company Share Award (other than any Shares held immediately prior to the Effective Time by ABP, Purchaser, or any other direct or indirect wholly owned subsidiary of ABP or any person that owns, directly or indirectly all of the outstanding equity interests of Purchaser) was cancelled and converted into the right to receive an amount in cash equal to the Offer Price, without any interest thereon and subject to any withholding of taxes.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement attached as Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by the Company on February 3, 2023 and incorporated herein by reference.

On March 20, 2023, ABP issued a press release announcing the expiration and results of the Offer. The full text of the press release is attached as Exhibit 99.1 hereto.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the consummation of the Merger, the Company (i) notified the Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq (x) halt trading in the Shares following market close on the evening of March 17, 2023, and suspend trading of the Shares effective as of the morning of March 20, 2023, prior to market open, and (y) file with the SEC a Notification of Removal from Listing and/or Registration on Form 25 to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information contained in Items 1.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

Upon the Effective Time, the Company became a wholly owned subsidiary of ABP. The information contained in Items 1.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, at the Effective Time, Barbara D. Gilmore, Jennifer B. Clark, Gerard M. Martin, Bruce M. Gans, and Donna D. Fraiche resigned as directors of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, as of the Effective Time, the Company’s amended and restated articles of incorporation were amended and restated in their entirety (the “Amended Articles of Incorporation”), and the Company’s amended and restated bylaws were amended and restated in their entirety (the “Amended Bylaws”).

Copies of the Amended Articles of Incorporation and Amended Bylaws are filed as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, among AlerisLife Inc., ABP Acquisition LLC, and ABP Acquisition 2 LLC, dated as of February 2, 2023 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on February 2, 2023)
3.1	Articles of Amendment and Restatement of the Company (filed herewith)
3.2	Amended and Restated Bylaws of the Company (filed herewith)
99.1	Press Release, dated March 20, 2023 (filed herewith)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AlerisLife Inc.

Dated: March 20, 2023	By:	/s/ Jeffrey C. Leer
	Name:	Jeffrey C. Leer
	Title:	President and Chief Executive Officer